Inventories	12 Months Ended
Dec. 31, 2023
Classes of current inventories [abstract]
INVENTORIES	INVENTORIES
10.1.Accounting policies
Inventory balances mainly comprise parts and materials for maintenance. Inventories are measured at average acquisition cost plus expenses such as non-recoverable taxes, customs expenses, and transportation expenses. Expenses with freight on transfers between operational bases are not capitalized. Provisions for obsolescence of inventories are recorded for items not expected to be realized.
10.2.Breakdown of inventories

	December 31,
Description	2023	2022

Maintenance materials and parts	825,499	741,101
Flight attendance, uniforms and others	21,367	21,922
Provision for losses	(47,658)	(41,285)
Total net	799,208	721,738
Set out below is the movement of the provision for losses:

	December 31,
Description	2023	2022

Balances at the beginning of the year	(41,285)	(38,935)
Additions	(23,151)	(5,652)
Reversal	16,778	3,302
Balances at the end of the year	(47,658)	(41,285)